Exhibit 10.2

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (the “First Amendment”) is made as of September 15, 2026, (“Effective Date”), by and among EveryLife Inc., a Delaware corporation and EveryLife Women, LLC, a Florida limited liability company (together, jointly and severally, “Seller”) and FreeHold Brands, LLC, a Wyoming limited liability company (“Buyer”).

WITNESSETH THAT:

WHEREAS, Seller and Buyer executed and entered into that certain Asset Purchase Agreement, dated July 28, 2026 (the “Agreement”), for the sale and purchase of substantially all assets in Seller’s business; and

WHEREAS, Seller and Buyer desire to amend the Agreement to extend the Outside Date, as defined in the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1.	Extension of Outside Date. The “Outside Date” as defined in the Agreement is hereby extended from September 26, 2026 to October 26, 2026.

2.	Capitalized Terms. Except to the extent defined to the contrary herein, all capitalized terms used in this First Amendment shall have the meanings ascribed to them in the Agreement.

3.	Full Force and Effect. Other than to the extent expressly modified and amended by this First Amendment, Seller and Buyer ratify the Agreement and acknowledge that it shall remain in full force and effect in accordance with its terms. The provisions of this First Amendment, to the extent inconsistent with any other provision of the Agreement, shall prevail.

4.	Counterparts. Any number of counterparts of this First Amendment may be signed and delivered, each of which shall be considered as original and all of which, together, shall constitute one in the same instrument. For purposes of this First Amendment, a signature delivered by electronic means shall be as binding upon the delivering party as an original signature.

5.	Governing Law. This First Amendment shall be construed in accordance with the laws of the State of Delaware without giving effect to any conflicts of law rules thereof that would direct the application of the law of any other jurisdiction.

[Signatures on the following page.]

IN WITNESS WHEREOF, Seller and Buyer have caused their duly authorized representatives to execute, seal and deliver this First Amendment, all as of the first date written above.

BUYER:
FREEHOLD BRANDS, LLC

By:	/s/ Evans Richards
Name: Evans Richards
Title: Manager

SELLER:
EVERYLIFE INC.

By:	/s/ Sarah Gabel Seifert
Name: Sarah Gabel Seifert
Title: President and Chief Executive Officer

EVERYLIFE WOMEN, LLC

By: PSQ Holdings, Inc.
Its: Sole Member

By:	/s/ Dusty Wunderlich
Name: Dusty Wunderlich
Title: Chief Executive Officer

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